Exhibit 99.1
R1 RCM Reports First Quarter 2024 Results
Murray, Utah - May 8, 2024 - R1 RCM Inc. (NASDAQ: RCM) (“R1” or the “Company”), a leading provider of technology-driven solutions that transform the financial performance and patient experience for health systems, hospitals, and physician groups, today announced results for the three months ended March 31, 2024 and updated full year 2024 outlook.
First Quarter 2024 Results:
•Revenue of $603.9 million, up $58.3 million or 10.7% compared to the same period last year.
•GAAP net loss of $35.1 million, compared to net income of $1.6 million in the same period last year.
•Adjusted EBITDA of $152.2 million, compared to adjusted EBITDA of $142.2 million in the same period last year.
The quarter reflects impacts of the Change Healthcare cyberattack totaling $9.5 million for revenue and adjusted EBITDA as well as additional impact from a modular customer bankruptcy.
“First quarter results reflect the strength and flexibility of our technology platform, our people, and our global scale. While addressing the impact of the Change Healthcare cyberattack, R1 continued to deliver operationally and began the onboarding of our largest new customer,” stated Lee Rivas, R1’s CEO. “Looking ahead, we will remain focused on executing against our technology roadmap, delivering excellent results, and aligning our strategy to our customers’ business, while achieving measurable results for our shareholders.”
2024 Updated Outlook
For 2024, R1 now expects to generate:
•Revenue of $2.60 billion to $2.64 billion
•GAAP operating income of $85 million to $105 million
•Adjusted EBITDA of $625 million to $650 million

The updated guidance reflects the impacts of the Change Healthcare cyberattack on first quarter and expected full year 2024 revenue related to collections timing, claims inflows, and the ability to meet key performance metrics, as well as increased expenses to support our customers.
Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss the Company’s financial results and business outlook. To participate, please dial 888-596-4144 (646-968-2525 outside the U.S. and Canada) using conference code number 9123341. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, including the amortization of cloud computing arrangement implementation fees, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including acquisition and integration costs, various exit activities costs, strategic and transformation initiatives costs, costs related to organization changes to improve business alignment and cost structure, and costs related to review of strategic alternatives and stockholder litigation. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.

Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.
Tables 4 through 8 present a reconciliation of GAAP financial measures to non-GAAP financial measures. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements about the Company’s review of strategic alternatives, strategy, future operations, future financial position, prospects, plans, challenges faced by health systems and their revenue cycle operations and the role of business therein, objectives of management, ability to successfully deliver on commitments to customers, impacts of the Change Healthcare cyberattack and a customer bankruptcy on the business, ability to deploy new business as planned, ability to successfully implement new technologies, ability to complete or integrate acquisitions as planned and to realize the expected benefits from acquisitions, including the acquisition of Acclara, the expected outcome or impact of pending or threatened litigation, and expected market growth. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in its forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company does not undertake to update its forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. The Company’s actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, the impact that the review of strategic alternatives could have on the business or stock price; the outcome and timing of the review of strategic alternatives and a suspension thereof; economic downturns and market conditions beyond the Company’s control, including high inflation; the quality of global financial markets; the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisitions of Cloudmed and Acclara; the Company’s ability to retain existing customers or acquire new customers; the development of markets for the Company’s revenue cycle management offering; variability in the lead time of prospective customers; competition within the market; breaches or failures of the Company’s or their vendors’ information security measures or unauthorized access to a customer’s data; delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; disruptions in or damages to the Company’s global business services centers, third-party operated data centers or other services provided by other third-parties; the volatility of the Company’s stock price; the Company’s substantial indebtedness; and the factors set forth under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K, and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the financial performance and patient experience for health systems, hospitals, and physician groups. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while driving revenue yield, reducing operating costs, and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:
R1 RCM Inc.
Investor Relations:
Evan Smith, CFA
516-743-5184
investorrelations@r1rcm.com

Media Relations:
Joshua Blumenthal
678-895-9401
media@r1rcm.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	March 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$178.0	$173.6
Accounts receivable, net of $46.7 million and $48.2 million allowance as of March 31, 2024 and December 31, 2023, respectively	291.4	243.3
Accounts receivable - related party, net of $0.1 million allowance as of March 31, 2024 and December 31, 2023	26.5	26.1
Current portion of contract assets, net	96.3	94.4
Prepaid expenses and other current assets	107.9	95.9
Total current assets	700.1	633.3
Property, equipment and software, net	186.6	173.7
Operating lease right-of-use assets	72.6	62.5
Non-current portion of contract assets, net	41.4	37.7
Non-current portion of deferred contract costs	33.3	30.4
Intangible assets, net	1,626.5	1,310.7
Goodwill	3,049.4	2,629.4
Deferred tax assets	10.9	10.9
Other assets	74.4	71.6
Total assets	$5,795.2	$4,960.2
Liabilities
Current liabilities:
Accounts payable	$27.1	$22.7
Current portion of customer liabilities	37.6	39.8
Current portion of customer liabilities - related party	5.7	5.2
Accrued compensation and benefits	98.7	126.3
Current portion of operating lease liabilities	21.7	19.3
Current portion of long-term debt	91.0	67.0
Accrued expenses and other current liabilities	110.2	65.9
Total current liabilities	392.0	346.2
Non-current portion of customer liabilities	3.5	2.7
Non-current portion of customer liabilities - related party	11.3	11.8
Non-current portion of operating lease liabilities	87.4	77.8
Long-term debt	2,189.6	1,570.5
Deferred tax liabilities	263.1	176.6
Other non-current liabilities	24.7	23.2
Total liabilities	2,971.6	2,208.8

Stockholders’ equity:
Common stock	4.5	4.5
Additional paid-in capital	3,306.6	3,197.4
Accumulated deficit	(171.8)	(136.7)
Accumulated other comprehensive loss	(5.2)	(5.9)
Treasury stock	(310.5)	(307.9)
Total stockholders’ equity	2,823.6	2,751.4
Total liabilities and stockholders’ equity	$5,795.2	$4,960.2

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Net operating fees	$381.5	$361.0
Incentive fees	15.6	23.6
Modular and other	206.8	161.0
Net services revenue	603.9	545.6
Operating expenses:
Cost of services	497.6	434.7
Selling, general and administrative	64.4	47.0
Other expenses	33.9	30.2
Total operating expenses	595.9	511.9
Income from operations	8.0	33.7
Net interest expense	41.3	30.7
Income (loss) before income tax provision	(33.3)	3.0
Income tax provision	1.8	1.4
Net income (loss)	$(35.1)	$1.6

Net income (loss) per common share:
Basic	$(0.08)	$—
Diluted	$(0.08)	$—
Weighted average shares used in calculating net income (loss) per common share:
Basic	420,427,136	417,346,840
Diluted	420,427,136	452,925,789

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Three Months Ended March 31,
	2024	2023
Operating activities
Net income (loss)	$(35.1)	$1.6
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	78.3	66.0
Amortization of debt issuance costs	1.8	1.4
Share-based compensation	30.2	10.5
CoyCo 2 share-based compensation	1.8	1.8
Provision (recoveries) for credit losses	(0.5)	1.5
Deferred income taxes	1.6	0.5
Non-cash lease expense	3.4	2.9
Other	1.8	—
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	0.1	4.7
Contract assets	(5.6)	(4.0)
Prepaid expenses and other assets	1.3	8.2
Accounts payable	(0.3)	(10.9)
Accrued compensation and benefits	(49.5)	(24.5)
Lease liabilities	(5.4)	(4.4)
Other liabilities	25.4	9.7
Customer liabilities and customer liabilities - related party	(2.6)	(10.3)
Net cash provided by operating activities	46.7	54.7
Investing activities
Purchases of property, equipment, and software	(24.4)	(23.4)
Acquisition of Acclara, net of cash acquired	(661.9)	—
Other	(12.1)	(2.2)
Net cash used in investing activities	(698.4)	(25.6)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	561.5	—
Borrowings on revolver	80.0	—
Repayment of senior secured debt	—	(12.4)
Repayments on revolver	—	(10.0)
Refund of inducement dividend	16.4	—
Exercise of vested stock options	0.6	0.5
Shares withheld for taxes	(2.3)	(13.4)
Other	(0.1)	(0.1)
Net cash provided by (used in) financing activities	656.1	(35.4)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	—	0.4
Net increase (decrease) in cash, cash equivalents and restricted cash	4.4	(5.9)
Cash, cash equivalents and restricted cash, at beginning of period	173.6	110.1
Cash, cash equivalents and restricted cash, at end of period	$178.0	$104.2

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended March 31,		2024 vs. 2023 Change
	2024	2023	Amount	%
Net income (loss)	$(35.1)	$1.6	$(36.7)	n.m.
Net interest expense	41.3	30.7	10.6	35%
Income tax provision	1.8	1.4	0.4	29%
Depreciation and amortization expense	78.3	66.0	12.3	19%
Share-based compensation expense	30.2	10.5	19.7	188%
CoyCo 2 share-based compensation expense	1.8	1.8	—	—%
Other expenses (1)	33.9	30.2	3.7	12%
Adjusted EBITDA (non-GAAP)	$152.2	$142.2	$10.0	7%

(1) For details, see Note 9 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q.

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended March 31,
	2024	2023
Cost of services	$497.6	$434.7
Less:
Share-based compensation expense	18.3	6.4
CoyCo 2 share-based compensation expense	0.5	0.5
Depreciation and amortization expense	77.7	65.6
Non-GAAP cost of services	$401.1	$362.2

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended March 31,
	2024	2023
Selling, general and administrative	$64.4	$47.0
Less:
Share-based compensation expense	11.9	4.1
CoyCo 2 share-based compensation expense	1.3	1.3
Depreciation and amortization expense	0.6	0.4
Non-GAAP selling, general and administrative	$50.6	$41.2

Table 7
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2024E
GAAP Operating Income Guidance	$85-105
Plus:
Depreciation and amortization expense	$330-350
Share-based compensation expense	$85-95
Strategic initiatives, severance and other costs	$105-120
Adjusted EBITDA Guidance	$625-650

Table 8
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	March 31,	December 31,
	2024	2023
Senior Revolver	$80.0	$—
Term A Loans	1,162.5	1,162.5
Term B Loans	1,068.8	493.8
Total debt	2,311.3	1,656.3

Less:
Cash and cash equivalents	178.0	173.6
Net Debt	$2,133.3	$1,482.7